- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 31, 1996


                            RAC FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



             TEXAS                   0-27550                  75-2561052
(State or other jurisdiction    (Commission File            (IRS Employer
      of incorporation)              Number)              Identification No.)

     1250 W. MOCKINGBIRD LANE, DALLAS TEXAS                   75247
          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (214) 630-6006


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are furnished in accordance with Item 601 of Regulation 8-K.

(a)  Financial statements of business required

     1. Mortgage Plus Incorporated audited financial statements for the fiscal years ended April 30, 1994 and 1995.

     2. Mortgage Plus Incorporated unaudited interim financial statements for the eleven months ended March 31, 1995.

     3. Mortgage Plus Incorporated unaudited interim financial statements for the eleven months ended March 31, 1996.

(b)  Pro forma financial information

     1. Combined unaudited Pro forma consolidated financial information as of and for the six months ended March 31, 1996.

     2. Combined unaudited Pro forma consolidated statement of income for the year ended September 30, 1995.

                          INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS
MORTGAGE PLUS INCORPORATED:


We have audited the accompanying balance sheets of Mortgage Plus Incorporated (the Company) as of April 30, 1995 and 1994, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mortgage Plus Incorporated as of April 30, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                       /s/ KPMG Peat Marwick LLP
                                       -----------------------------------
                                       KPMG PEAT MARWICK LLP


Denver, Colorado
July 10, 1995

MORTGAGE PLUS INCORPORATED

BALANCE SHEETS

APRIL 30, 1995 AND 1994
- -----------------------------------------------------------------------------

ASSETS                                                            1995           1994
- ------                                                         -----------    ---------
Cash and cash equivalents (note 4)                             $   452,696    2,290,741
Accounts receivable, net of allowance for doubtful
  accounts of $167,879 and $200,429, respectively
   (notes 2 and 9)                                               2,123,794    1,616,877
Officer and employee advances (note 7)                             396,737       37,837
Notes receivable, officers (note 7)                                      -      552,932
First mortgage loans held for sale (note 4)                      6,545,864    3,061,481
Prepaid expenses                                                    54,617      111,591
Net furniture, fixtures, and equipment (note 3)                    731,927      945,323
Refundable deposits                                                  8,988       21,999
Other assets                                                         7,352       11,374
                                                               -----------    ---------
        Total assets                                           $10,321,975    8,650,155
                                                               -----------    ---------
                                                               -----------    ---------
Escrow funds (segregated in separate account and excluded
  from the Company's assets and liabilities (note 9))          $    91,000      707,000
                                                               -----------    ---------
                                                               -----------    ---------
LIABILITIES AND STOCKHOLDERS' EQUITY

Warehouse line of credit (note 4)                              $ 7,019,768    2,105,632
Accounts payable and accrued expenses                              326,850      868,387
Other liabilities                                                  972,924      488,936
                                                               -----------    ---------
        Total liabilities                                        8,319,542    3,462,955
                                                               -----------    ---------
Stockholders' equity (notes 5 and 11):
  Common stock, no par value.  10,000 shares authorized;
     6,073 shares issued and outstanding                         2,495,842    2,495,842
  Additional paid-in capital                                       187,647      187,647
  Retained earnings (deficit)                                     (681,056)   2,503,711
                                                               -----------    ---------
        Total stockholders' equity                               2,002,433    5,187,200
                                                               -----------    ---------

Commitments and contingencies (notes 4, 7, 8, 9, and 10)

        Total liabilities and stockholders' equity             $10,321,975    8,650,155
                                                               -----------    ---------
                                                               -----------    ---------
Liability for escrow funds (note 9)                            $    91,000      707,000
                                                               -----------    ---------
                                                               -----------    ---------

See accompanying notes to financial statements.

MORTGAGE PLUS INCORPORATED

STATEMENTS OF OPERATIONS

YEARS ENDED APRIL 30, 1995 AND 1994
- -----------------------------------------------------------------------------

                                             1995            1994
                                         -----------      ----------
Revenue (notes 6 and 9):
  Sales of mortgage loans, net           $   972,227      16,857,153
  Sales of servicing rights (note 1)       3,085,320       8,742,438
  Interest income                            518,043       1,702,436
  Brokerage fees                             276,539           -
  Servicing fee income                        89,627          71,982
  Other                                       21,544          20,222
                                         -----------      ----------
        Total revenue                      4,963,300      27,394,231
                                         -----------      ----------
Costs and expenses:
  Salaries and commissions (note 5)        3,093,631      14,057,334
  Employee benefits and payroll taxes        809,694       1,426,354
  Office rental and other occupancy
     expense (notes 7 and 10)                316,647       1,117,250
  Office and administrative expense          728,931       1,891,458
  Interest                                   245,155         842,627
  Other                                      787,034       2,256,348
                                         -----------      ----------
        Total costs and expenses           5,981,092      21,591,371
                                         -----------      ----------
        Net income (loss)                $(1,017,792)      5,802,860
                                         -----------      ----------
                                         -----------      ----------

See accompanying notes to financial statements.

MORTGAGE PLUS INCORPORATED

STATEMENTS OF STOCKHOLDERS' EQUITY

YEARS ENDED APRIL 30, 1995 AND 1994
- -----------------------------------------------------------------------------

                                      Common stock
                                ----------------------   Additional   Retained       Total
                                 Number                   paid-in     earnings    stockholders'
                                of shares     Amount      capital     (deficit)      equity
                                ---------   ----------    -------    ----------    ----------
BALANCES, MAY 1, 1993             3,492     $  832,594    187,647     3,573,779     4,594,020
Issuance of common
   stock (note 5)                 2,581      1,663,248          -             -     1,663,248
Net income                            -              -          -     5,802,860     5,802,860
Distributions to stockholders         -              -          -    (6,872,928)   (6,872,928)
                                  -----     ----------    -------    ----------    ----------
BALANCES, APRIL 30, 1994          6,073      2,495,842    187,647     2,503,711     5,187,200
Net loss                              -              -          -    (1,017,792)   (1,017,792)
Distributions to stockholders         -              -          -    (2,166,975)   (2,166,975)
                                  -----     ----------    -------    ----------    ----------
BALANCES, APRIL 30, 1995          6,073     $2,495,842    187,647      (681,056)    2,002,433
                                  -----     ----------    -------    ----------    ----------
                                  -----     ----------    -------    ----------    ----------

See accompanying notes to financial statements.

MORTGAGE PLUS INCORPORATED

STATEMENTS OF CASH FLOWS

YEARS ENDED APRIL 30, 1995 AND 1994
- -----------------------------------------------------------------------------

                                                                       1995            1994
                                                                   -----------      ---------
Cash flows from operating activities:
   Net income (loss)                                               $(1,017,792)     5,802,860
   Adjustments to reconcile net income (loss) to net cash
    provided (used) by operating activities:
      Depreciation and amortization                                    217,764        328,142
      Provision (credit) for losses on accounts receivable             (32,550)       139,429
      Loss on sales of furniture, fixtures
       and equipment, net                                               48,994         35,011
      Changes in operating assets and liabilities:
         Accounts receivable                                          (474,367)      (449,751)
         Officer and employee advances                                (358,900)       101,331
         Mortgage loans held for sale                               (3,484,383)      (357,835)
         Prepaid expenses                                               56,974        (36,306)
         Refundable deposits                                            13,011         (3,394)
         Other assets                                                    4,022          -
         Accounts payable and accrued expenses                        (541,537)       249,150
         Other liabilities                                             483,988        416,532
                                                                   -----------      ---------
            Net cash provided (used) by operating activities        (5,084,776)     6,225,169
                                                                   -----------      ---------
Cash flows from investing activities:
   Purchase of furniture, fixtures and equipment                       (71,692)      (634,011)
   Proceeds from sale of furniture, fixtures and equipment              18,330          7,481
   Advances on notes receivable, officers                              (28,354)    (1,280,556)
   Proceeds from repayment of notes receivable, officers               581,286      1,104,388
   Purchases of marketable securities                                    -            (15,958)
   Proceeds from sales and maturities of marketable securities           -            644,693
   Proceeds from sale of other assets                                    -            112,259
                                                                   -----------      ---------
            Net cash provided (used) by investing activities           499,570        (61,704)
                                                                   -----------      ---------
Cash flows from financing activities:
   Net borrowings on warehouse line of credit                        4,914,136        157,260
   Distributions to stockholders                                    (2,166,975)    (6,872,928)
   Proceeds from issuance of common stock                               -           1,663,248
                                                                   -----------      ---------
            Net cash provided (used) by financing activities         2,747,161     (5,052,420)
                                                                   -----------      ---------
            Net increase (decrease) in cash and cash
             equivalents                                            (1,838,045)     1,111,045

Cash and cash equivalents, beginning of year                         2,290,741      1,179,696
                                                                   -----------      ---------
Cash and cash equivalents, end of year                             $   452,696      2,290,741
                                                                   -----------      ---------
                                                                   -----------      ---------
Interest paid in cash                                              $   245,155        842,627
                                                                   -----------      ---------
                                                                   -----------      ---------

See accompanying notes to financial statements.

MORTGAGE PLUS INCORPORATED

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1995 AND 1994
- -----------------------------------------------------------------------------

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION

     Mortgage Plus Incorporated (the Company) was incorporated under the laws of the State of Delaware on August 27, 1984. The Company's principal activity is the origination and placement of permanent mortgage loans.

     FINANCIAL STATEMENT PRESENTATION

     The Company prepares its financial statements using an unclassified balance sheet presentation as is customary in the mortgage banking industry. A classified balance sheet presentation would have aggregated current assets, current liabilities and net working capital as of April 30, 1995 and 1994, as follows:

                                              1995          1994
                                          -----------    ---------
         Current assets                   $ 9,573,708    7,671,459
         Current liabilities                8,319,542    3,462,955
                                          -----------    ---------
              Net working capital         $ 1,254,166    4,208,504
                                          -----------    ---------
                                          -----------    ---------

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash on hand and on deposit and highly liquid invest-ments with maturities of three months or less.

     CONCENTRATIONS OF CREDIT RISK

     Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable, and bank deposits and temporary cash investments in excess of federally insured limits. Uninsured cash deposits at April 30, 1995 and 1994 totaled approximately $390,000 and $2,078,000, respectively.

     The Company sells mortgage loans to various investors. Included in the April 30, 1995 accounts receivable balances were receivables due from two investors approximating $655,000 and $580,000. Included in the April 30, 1994 accounts receivable balances were receivables due from one investor approximating $585,000. Concentrations of credit risk with respect to other trade receivables are limited due to the Company's broad customer base. Historically, the Company has not experienced any losses from investor receivables; however, provisions for losses are made when, in management's opinion, uncertainties exist as to collectibility.

MORTGAGE PLUS INCORPORATED

- -----------------------------------------------------------------------------

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS HELD FOR SALE

     Mortgage loans held for sale are carried at the lower of aggregated cost or market as determined by outstanding commitments from investors or current yield requirements calculated on the aggregate loan basis after giving effect to any gains or losses resulting from outstanding commitments to fund loans. The carrying amount includes loan origination fees, commissions paid and other direct costs of originating the loan. Adjustments to market and provisions for possible losses are charged to income when such amounts are identified.

     Differences between the carrying amount of mortgage loans held for sale and amounts received upon sale are credited or charged to income at the time the loans are purchased by an investor. Interest on mortgage loans is recorded as income on the accrual basis. No interest is recorded when, in management's opinion, uncertainties exist as to its collectibility.

     In October 1994, the Financial Accounting Standards Board (FASB) issued Statement No. 119, DISCLOSURE ABOUT DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS (Statement 119). Statement 119 requires disclosures about derivative financial instruments which are defined as futures, forward, swap, and option contracts and other financial instruments with similar characteristics. Statement 119 requires disclosures about amounts, the nature, and terms of derivative financial instruments that are not subject to FASB Statement No. 105, DISCLOSURE OF INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK, because they do not result in off-balance-sheet risk of accounting loss. For entities that hold or issue derivative financial instruments for trading purposes, Statement 119 requires disclosure of the average fair value of net trading gains or losses. For derivatives held or issued for other than trading, it requires disclosure about those purposes and about how the instruments are reported in financial statements. Statement 119 is effective for financial statements for fiscal years ending after December 15, 1995. The Company, by policy, does not engage in trading, speculative, or high risk financial instruments activities, and therefore is not now engaged in futures, forward, swap, option, or hedging activity.

     SALES OF SERVICING RIGHTS

     Revenue recorded for sales of servicing rights represent amounts paid by investors for the rights to service loans and is credited to income when all risks and rewards have irrevocably passed to the purchasers and there are no unresolved contingencies. In 1995, revenue of approximately $1,686,000 relates to one investor.

     FURNITURE, FIXTURES, AND EQUIPMENT

     Furniture, fixtures, and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, and in the case of leasehold improvements, the shorter of the term of the lease or the estimated useful lives of the improvements.

MORTGAGE PLUS INCORPORATED

- -----------------------------------------------------------------------------

     OTHER ASSETS

     The Company is the owner of record of one share of Federal National Mortgage Association (FNMA) stock, as required to be in compliance with its FNMA servicing agreement.

     INCOME TAXES

     No tax liability is reported in the accompanying financial statements because the Company elected to be taxed as an S corporation effective May 1, 1992. Accordingly, earnings and losses are included in the personal income tax returns of the stockholders.

     RECLASSIFICATIONS

     Certain 1994 reported amounts have been reclassified to conform to the 1995 presentation.

(2)  ACCOUNTS RECEIVABLE

     Accounts receivable represent amounts due from investors, title companies and borrowers and escrow assignments relating to loans closed.

(3)  FURNITURE, FIXTURES, AND EQUIPMENT

     Furniture, fixtures, and equipment at April 30, 1995 and 1994 consist of the following:

                                             1995         1994
                                          ----------   ---------
         Furniture and fixtures           $  357,528     426,090
         Office equipment                    961,118   1,068,053
         Leasehold improvements               22,916      22,916
                                          ----------   ---------
                                           1,341,562   1,517,059
         Less accumulated depreciation
          and amortization                   609,635     571,736
                                          ----------   ---------
             Net furniture, fixtures,
              and equipment               $  731,927     945,323
                                          ----------   ---------
                                          ----------   ---------
(4)  WAREHOUSE LINE OF CREDIT

     The Company has a $10,000,000 warehouse line of credit with a bank, expiring in September 1995, which provides financing for the Company's origination of mortgage loans. Interest is set at 0.5% over the bank's prime rate, which was 9.0% at April 30, 1995. In addition, the Company is charged a non-usage fee monthly, which is equal to .25% per annum of the unused portion of the commitment. Payments are withdrawn from the Company's bank account as funding proceeds from investors are deposited. The line is collateralized by pledged loans and related documents and instruments, and cash deposits. The Company is charged $15 for each mortgage loan taken as collateral.

MORTGAGE PLUS INCORPORATED

- -----------------------------------------------------------------------------

     The agreement contains covenants which include certain financial requirements, including maintenance of minimum net worth, minimum current ratios, limitations on maximum borrowings on secured assets, and leverage limitations on the ratio of total liabilities to tangible adjusted net worth, as defined. For the year ended April 30, 1995, the Company was in compliance with or had received waivers from the lender for the aforementioned loan covenants.

(5)  STOCKHOLDERS' EQUITY

     In January 1994, the Company issued 1,366 and 1,215 shares of common stock to two officers. The value of the no par shares was determined based on the Company's unaudited net worth as of December 31, 1993, and totaled $1,663,248, or $644 per share. In exchange for the shares, the officers paid cash and signed notes receivable to the Company for $880,543 and $782,705, respectively. The notes, which bore interest at 6%, matured in March 1994 and were repaid in full. The officers funded the notes' repayments from bonuses paid by the Company totaling $3,002,253, which were charged to expense during 1994.

(6)  MAJOR CUSTOMERS

     The Company sells mortgage loans to various investors. Percentages of loans sold to investors for the years ended April 30, 1995 and 1994 were as follows:

                                                        1995    1994
                                                        ----    ----
         Prudential Home Mortgage Company, Inc.          71%     43%
         Countrywide Funding Corp.                        9      29
         Nations Credit Corp.                             6       -
         Northwestern Savings and Loan Association        5       -
         Government National Mortgage Association         -      16
         Heigl Mortgage and Fin. Corp.                    -       8
         Other                                            9       4
                                                        ---     ---
                                                        100%    100%
                                                        ---     ---
                                                        ---     ---

(7)  TRANSACTIONS WITH RELATED PARTIES

     The Company's corporate headquarters are being leased from a partnership, 15% of which is owned by one of the Company's stockholders and chief executive officer. Total rent paid to this partnership for the years ended April 30, 1995 and 1994 was $194,250 and $232,312, respectively.

     The Company had an unsecured note receivable from an officer totaling $552,932 at April 30, 1994. The note had a stated interest rate of 4.325% and was paid in full as of April 30, 1995. For the years ended April 30, 1995 and 1994, the Company had unsecured, non-interest-bearing advances receivable from stockholders totaling $365,429 and $21,745, respectively.

MORTGAGE PLUS INCORPORATED

- -----------------------------------------------------------------------------

     As of April 30, 1993, the Company owned a 70% interest in a real estate partnership whose only asset was shopping center land, carried at cost. The partnership interest was sold by the Company at book value to a company owned by officers and stockholders of the Company on July 1, 1993.

(8)  PROFIT SHARING PLAN

     In March 1994, the Company established a profit sharing plan covering substantially all employees after 90 days of service. The Company's discretionary contributions to the plan were approximately $119,000 and $86,000 during the years ended April 30, 1995 and 1994, respectively.

(9)  LOAN ADMINISTRATION

     At April 30, 1995 and 1994, the Company had a portfolio of mortgage loans serviced for institutional investors aggregating approximately $7,481,000 and $94,019,000, respectively, which are serviced by subservicers. Servicing fee income is recorded net of subservicing costs.

     The Company collects funds from borrowers which are subsequently remitted to various authorities for property taxes and insurance premiums. The trust funds, which are maintained in segregated bank accounts and not included in the accompanying balance sheets, totaled approximately $91,000 and $707,000 as of April 30, 1995 and 1994, respectively.

     In connection with its loan administration activities, the Company will make certain payments of property taxes and insurance premiums in advance of collecting them from specific mortgagees. These amounts receivable are recorded as escrow advances and are included in accounts receivable.

(10) COMMITMENTS

     The Company leases its office facilities under various noncancelable operating leases. These leases generally provide that the Company pay taxes, maintenance, insurance, and other occupancy expense applicable to the leased premises. The leases generally contain options to renew for additional periods at the then existing market rates. Future minimum rental payments under the leases are $230,200, $236,318 and $40,654, for the years ending April 30, 1996 through 1998, respectively.

     Total rent expense charged to operations under all operating leases for the years ended April 30, 1995 and 1994 was $239,325 and $718,329, respectively.

(11) SUBSEQUENT EVENT (UNAUDITED)

     On May 31, 1996, the Company was acquired by RAC Financial Group, Inc.
     (RAC) in exchange for 800,000 shares of RAC common stock.

                         MORTGAGE PLUS INCORPORATED
                      UNAUDITED STATEMENT OF OPERATIONS
                   FOR THE 11 MONTHS ENDING MARCH 31, 1995

Revenues
  Loan Origination Fees                                                        944,639.16
  Gain on Sale of Loans                                                      1,699,181.14
  Service Release Fees                                                       2,898,219.37
  Interest income                                                              500,550.57
  Service Fees                                                                 180,486.72
  Other Loan Admin. Income                                                      12,732.92
  Subservicing Fees                                                            (93,622.37)
  Miscellaneous Income                                                           5,663.95
                                                                             ------------
Gross revenue                                                                6,147,851.46

Direct costs
  Direct loan costs                                                          1,144,029.76
  Warehouse interest                                                           215,331.25
  Other warehouse fees                                                          63,063.65
  Provision for losses-F/C                                                      33,748.61
                                                                             ------------
Total direct costs                                                           1,456,173.27

Net revenue                                                                  4,691,678.19

Expenses
  Personnel expenses                                                         3,649,528.12
  Occupancy expenses                                                           496,534.49
  Operating expenses                                                           464,750.33
  Other operating expenses                                                     675,168.67
                                                                             ------------
Total expenses                                                               5,285,981.61
                                                                             ------------

Income before taxes                                                           (594,303.42)

Provision for income taxes                                                         234.00
                                                                             ------------
Net income (loss)                                                             (594,537.42)
                                                                             ------------
                                                                             ------------

                         MORTGAGE PLUS INCORPORATED
                          UNAUDITED BALANCE SHEET
                              MARCH 31, 1996

Assets
Cash and cash equivalents                                                             1,859,178.28

Accounts receivable
 Receivable from loan sales                                                          10,010,167.14
 Receivable from loan closings                                                          368,265.73
 Other receivables                                                                      486,456.89
 Allowance for losses                                                                  (114,092.30)
                                                                                     -------------
            Total Accounts receivable - net                                          10,750,797.46

Excess servicing - net                                                                  200,609.09
Loans held for sale                                                                  10,981,496.12

Property and equipment
 Furniture and fixtures                                                                 534,738.57
 Machinery and equipment                                                              1,584,871.08
 Leasehold improvements                                                                   7,609.82
 Less accumulated depreciation                                                         (884,492.77)
                                                                                     -------------
            Total Property and equipment                                              1,242,726.70

Other assets
 Prepaid expenses                                                                       174,616.47
 Investment in affiliates                                                                66,140.92
 Other investments                                                                           63.54
 Deposits held                                                                           16,694.97
                                                                                     -------------
            Total other assets                                                          257,515.90

Total assets                                                                         25,292,323.55
                                                                                     -------------
                                                                                     -------------

Liabilities
 Funding Liabilities                                                                  1,903,248.82
 Warehouse Notes Payable                                                             17,202,058.79
 Trade accounts payable                                                                 140,490.00
 Accrued liabilities                                                                  2,477,480.15
 Investor payable                                                                       687,396.97
 Notes payable                                                                          902,578.73
                                                                                     -------------
Total liabilities                                                                    23,313,253.46

Stockholders' equity
 Common stock                                                                         2,495,842.32
 Additional paid in capital                                                             187,646.55
 Retained earnings                                                                     (704,418.78)
Total stockholders' equity                                                            1,979,070.09
                                                                                     -------------
Total liabilties and stockholders' equity                                            25,292,323.55
                                                                                     -------------
                                                                                     -------------

                         MORTGAGE PLUS INCORPORATED
                      UNAUDITED STATEMENT OF OPERATIONS
                  FOR THE 11 MONTHS ENDING MARCH 31, 1996

Revenues
   Loan origination income                                                   7,924,725.23
   Gain on Sale of Loans                                                     1,715,287.57
   Service Release Fees                                                      1,476,654.91
   Interest income                                                           1,348,177.56
   Other Loan Admin. Income                                                    544,178.60
   Amort of Excess Servicing                                                   (28,819.91)
   Miscellaneous Income                                                        101,268.91
                                                                            -------------
Gross revenue                                                               13,081,472.87

Direct costs
   Direct Loan Costs                                                         1,112,190.82
   Correspondent Fees                                                          962,219.85
   Warehouse Interest                                                          944,774.30
   Other Warehouse Fees                                                         92,392.94
   Provision for Losses                                                         42,240.55
                                                                            -------------
Total direct costs                                                           3,153,818.46

Net revenue                                                                  9,927,654.41

Expenses
   Personnel expenses                                                        7,305,212.06
   Occupancy expenses                                                          702,658.71
   Operating expenses                                                        1,173,626.40
   Other operating expenses                                                    769,108.54
                                                                            -------------
Total expenses                                                               9,950,605.71
                                                                            -------------

Income before taxes                                                            (22,951.30)

Provision for income taxes                                                         411.00
                                                                            -------------
Net income                                                                     (23,362.30)
                                                                            -------------
                                                                            -------------

                             MORTGAGE PLUS INCORPORATED
                              STATEMENT OF CASH FLOWS
                   For the eleven months ended March 31, 1996


OPERATING ACTIVITIES:
Net loss                                             $   (23,362)
Adjustments to reconcile net income to
 net cash provided by (used in) operating
 activities:
   Provision for possible credit losses                   42,242
   Depreciation and amortization                         311,281
   Gain on sale of loans                               8,366,143
   Change in operating assets and liabilities:
      Loans originated or acquired                   246,849,727
      Principal collected and proceeds from
       sale of loans                                (259,693,744)
      Excess servicing receivable, net                  (229,429)
      Other Assets                                    (8,350,687)
      Accounts payable and accrued expenses            3,908,842
                                                    -------------
NET CASH PROVIDED BY (USED IN) OPERATING
 ACTIVITIES                                            (8,818,987)
                                                    -------------
INVESTING ACTIVITIES:
Cash from acquisitions                                    (66,141)
Purchases of equipment and leasehold
 improvements                                            (793,259)
                                                    -------------
                                                         (859,400)
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES                                                   --
                                                    -------------
FINANCING ACTIVITIES:
Borrowings on warehouse financing
 facilities, net                                      10,182,291
Borrowings on term line of credit                        902,578
                                                    -------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                           11,084,869
                                                    ------------
INCREASE (DECREASE) IN CASH                            1,406,482
Cash and cash equivalents at beginning of period         452,696
                                                    ------------
Cash and cash equivalents at end of period          $  1,859,178
                                                    ------------
                                                    ------------

                   UNAUDITED PRO FORMA BALANCE SHEET
                         AS OF MARCH 31, 1996

                                                           RAC
                                                        FINANCIAL     MORTGAGE PLUS     PRO FORMA         UNAUDITED
                                                        GROUP, INC.    INCORPORATED    ADJUSTMENTS        PRO FORMA
                                                       ------------   -------------   --------------     ------------
Assets:
  Cash                                                 $  4,532,055    $ 1,859,178                       $  6,391,233
  Loans held for sale, net                              103,410,006     10,867,404                        114,297,410
  Receivable from loan sales                                            10,010,167                         10,010,167
  Receivable from loan closings                                            368,266                            368,266
  Excess servicing receivable                            77,199,165        200,609                         77,399,774
  Residual certificate held for sale                      8,152,471                                         8,152,471
  Receivable from trusts                                  5,609,334                                         5,609,334
  Other assets                                            4,543,288      1,986,700                          6,529,988
                                                       ------------    -----------                       ------------
          Total assets                                 $203,446,319    $25,292,324                       $228,738,643
                                                       ------------    -----------                       ------------
                                                       ------------    -----------                       ------------
Liabilities:
  Accounts payable and accrued liabilities             $ 10,981,129    $ 4,521,219    $   (30,318)(b)    $ 15,472,030
  Investor payable                                                -        687,397                            687,397
  Warehouse financing facilities with affiliates         75,457,042     17,202,059                         92,659,101
  Term line of credit                                    18,536,494                                        18,536,494
  Notes payable                                           1,079,254        902,578                          1,981,832
  Subordinated notes payable to affiliates                7,002,500                                         7,002,500
  Allowance for possible credit losses on loans sold     14,401,374                                        14,401,374
  Deferred tax liabilities, net                           6,561,375                                         6,561,375
                                                       ------------    -----------                       ------------
          Total liabilities                             134,019,168     23,313,253                        157,302,103
Stockholders' Equity
  Common stock                                              104,496      2,495,842          8,000 (c)         112,496
                                                                                       (2,495,842)(d)
  Nonvoting common stock                                     22,203                                            22,203
  Additional capital                                     57,619,897        187,647        (12,543)(a)      59,608,677
                                                                                           30,318 (b)
                                                                                           (8,000)(c)
                                                                                        2,495,842 (d)
                                                                                         (704,418)(e)
  Retained earnings (deficit)                            11,680,555      (704,418)        704,418 (e)      11,680,555
                                                       ------------    -----------                       ------------
          Total stockholders' equity                     69,427,151      1,979,071                         71,423,997
                                                       ------------    -----------                       ------------
          Total liabilities and stockholders' equity   $203,446,319    $25,292,324                       $228,726,100
                                                       ------------    -----------                       ------------
                                                       ------------    -----------                       ------------

(a) To eliminate gain on sale of mortgages recorded by Mortgage Plus Incorporated relating to loans sold to RAC Financial Group, Inc.

(b) To reflect the income tax effect of the loss from Mortgage Plus Incorporated on RAC Financial Group, Inc.'s income tax obligation at an assumed effective rate of 38%.

(c) To record the issuance of 800,000 shares of common stock in connection with the acquisition of Mortgage Plus Incorporated, accounted for as a pooling of interest.

(d) To eliminate the common stock and additional capital of Mortgage Plus Incorporated.

(e) To eliminate Mortgage Plus Incorporated's S-Corporation retained deficit against additional capital to reflect the conversion to C-corp status.

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                                           RAC FINANCIAL      MORTGAGE PLUS
                                             GROUP, INC.      INCORPORATION                      PRO FORMA
                                              FOR THE           FOR THE                           FOR THE
                                             SIX MONTHS       ELEVEN MONTHS                      SIX MONTHS
                                                ENDED             ENDED         PRO FORMA           ENDED
                                           MARCH 31, 1996    MARCH 31, 1996    ADJUSTMENTS      MARCH 31, 1996
                                           --------------    --------------    -----------      --------------
Revenues
  Gain on sales of loans, net                $42,241,373        $ 8,366,143     $(3,099,746)(a)  $47,507,770
  Sale of servicing rights                                        1,476,656        (424,638)(b)    1,052,018
  Interest                                     3,298,282          1,348,177        (589,416)(b)    4,057,043
  Servicing income                             1,260,701            515,359        (142,426)(b)    1,633,634
  Other income                                 1,909,774          1,375,140        (269,607)(b)    3,015,307
                                             -----------        -----------     -----------      -----------
         Total revenues                       48,710,130         13,081,475      (4,525,833)      57,265,772

Expenses
  Salaries and employee benefits               8,240,278          7,305,211      (2,441,497)(b)   13,103,992
  Interest                                     4,283,487            990,039        (414,606)(b)    4,858,920
  Other operating                              5,744,246          4,766,933      (1,594,995)(b)    8,915,270
  Provision for possible credit losses        12,465,966             42,242          (4,445)(b)   12,503,763
                                             -----------        -----------     -----------      -----------
         Total expenses                       30,733,977         13,104,425      (4,455,543)      39,381,945
                                             -----------        -----------     -----------      -----------

Income before income taxes                    17,976,153            (22,950)        (70,290)      17,883,826

Provision for income taxes                    (6,830,938)              (412)         30,318 (c)   (6,801,032)
                                             -----------        -----------     -----------      -----------
Net income (loss)                            $11,145,215        $   (23,362)    $   (39,972)     $11,082,794
                                             -----------        -----------     -----------      -----------
                                             -----------        -----------     -----------      -----------

Net income per share of common stock         $      1.05                                         $      0.97
                                             -----------                                         -----------
                                             -----------                                         -----------
Weighted average common shares and
    common equivalent shares outstanding      10,595,480                                          11,395,480
                                             -----------                                         -----------
                                             -----------                                         -----------

(a) To eliminate $12,543 of premiums paid on loans sold by Mortgage Plus Incorporated to RAC Financial Group, Inc. and not subsequently securitized, $3,087,203 to recast income to six months ended March 31, 1996.
    (ie:, to eliminate revenues and expenses which relate to the Mortgage Plus Incorporated operations for the period from May 1, 1995 through September 30, 1995.)

(b) To recast financial statements to the six months ended March 31, 1996.

(c) To record the income tax effect of the loss from Mortgage Plus Incorporated on RAC Financial Group, Inc.'s income tax obligation at an assumed effective rate of 38%.

                  UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                                                  RAC
                                               FINANCIAL             MORTGAGE
                                               GROUP, INC.       PLUS INCORPORATED                       UNAUDITED
                                            FOR THE YEAR ENDED  FOR THE YEAR ENDED     PRO FORMA          PRO FORMA
                                            SEPTEMBER 30,1995     APRIL 30, 1995      ADJUSTMENTS    SEPTEMBER 30, 1995
                                            ------------------  ------------------    -----------    -----------------
Revenues
  Gain on sales of loans, net                  $25,074,265          $   972,227       $(18,111)(a)      $26,028,381
  Sale of servicing rights                                            3,085,320                           3,085,320
  Interest                                       2,342,329              518,043                           2,860,372
  Servicing income                                 959,561               89,627                           1,049,188
  Other income                                     574,994              298,083                             873,077
                                               -----------          -----------       --------          -----------
         Total revenues                         28,951,149            4,963,300        (18,111)          33,896,338

Expenses
  Salaries and employee benefits                 6,207,123            3,903,325                          10,110,448
  Interest                                       2,415,252              245,155                           2,660,407
  Other operating                                5,130,321            1,832,612                           6,962,933
  Provision for possible credit losses           4,419,736                    -                           4,419,736
                                               -----------          -----------                         -----------
         Total expenses                         18,172,432            5,981,092                          24,153,524
                                               -----------          -----------                         -----------
Income before income taxes                      10,778,717           (1,017,792)                          9,742,814
Provision for income taxes                      (3,903,304)                   -        386,761 (b)       (3,516,543)
                                               -----------          -----------       --------          -----------
Net income (loss)                              $ 6,875,413          $(1,017,792)      $368,650          $ 6,226,271
                                               -----------          -----------       --------          -----------
                                               -----------          -----------       --------          -----------
Net income per share of common stock           $      0.71                                              $      0.59
                                               -----------                                              -----------
                                               -----------                                              -----------
Weighted average common shares and
    common equivalent shares outstanding         9,348,437                                               10,148,437
                                               -----------                                              -----------
                                               -----------                                              -----------

(a) To eliminate premiums paid on loans sold to RAC Financial Group, Inc. which were not subsequently securitized.

(b) To record the income tax effect of the loss from Mortgage Plus Incorporated on RAC Financial Group, Inc.'s income tax obligation at an assumed effective rate of 38%.